UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 6, 2025

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered:
Common Stock, No Par Value	FBNC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

First Bancorp

Item 1.01. Entry into a Material Definitive Agreement

The Company announced on February 6, 2025 that it, its bank subsidiary, First Bank (the “Bank”), and Michael G. Mayer have entered into an Amended and Restated Employment Agreement, effective February 7, 2025 (the “Agreement”). Under the Agreement, Mr. Mayer will continue to serve as President of the Company but will relinquish his office as Chief Executive Officer of the Bank.

The Company also announced on February 6, 2025 that the Company, the Bank and Christian Wilson have entered into an employment agreement, effective February 7, 2025. Mr. Wilson serves as an Executive Vice President and the Chief Operating Officer of the Company and the Bank.

Copies of the press release, Mr. Mayer’s Agreement and Mr. Wilson’s Employment Agreement are attached as Exhibits to this Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company announced on February 6, 2025 that Adam Currie, previously President of the Bank, has been appointed by the Board of Directors of the Bank, as the Bank’s President and Chief Executive Officer, effective February 7, 2025. Michael G. Mayer, President of the Company and formerly Chief Executive Officer of the Bank, will continue to serve as the President of the Company. A copy of the Company’s press release is attached as an Exhibit to this Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

The Company has announced that the Board of Directors of the Company has authorized the Company’s management to implement a stock repurchase plan for up to $40.0 million of the Company’s outstanding Common Stock. Repurchases under the plan may be made in the open market, in privately negotiated transactions or otherwise, subject to the terms of the plan, market conditions and other factors. Open market purchases will be made within the pricing, volume and other requirements of Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended.

The plan does not obligate the Company to acquire any particular amount of its Common Stock. The plan may be extended, modified, suspended or discontinued at any time.

A copy of the Company’s press release is attached as an Exhibit to this Report on Form 8-K and incorporated by reference.

Item 9.01 – Financial Statements and Exhibits

Exhibit 10.k Amended and Restated Employment Agreement, effective February 7, 2025, among the Registrant, First Bank and Michael G. Mayer.

Exhibit 10.u Employment Agreement, effective February 7, 2025, among the Registrant, First Bank and Christian Wilson.

Exhibit 99.1 News Release dated February 6, 2025

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCORP

February 6, 2025	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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